UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2018

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                                       1-2257                                                13-1394750

(State or other jurisdiction                              (Commission                                       (IRS Employer

of incorporation)                                             File Number)                                       Identification No.)

135 East 57th Street, 14th Floor, New York, NY                                                 10022

(Address of principal executive offices)                                                       (zip code)

Registrant’s telephone number, including area code: (800) 243-5544

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2018, Trans-Lux Corporation announced the appointment of Alberto Shaio as the Company’s President and CEO, Todd Dupee as the Company’s Chief Accounting Officer and Alexandro Gomez as the Company’s Chief Relationship Officer.  At this time, Messrs. Shaio, Dupee and Gomez will not be receiving any additional compensation in connection with their respective appointments.

Mr. Shaio became the Interim Chief Executive Officer on April 24, 2018, Chief Operating Officer of the Company on October 6, 2014 and has served as a director for the Company since October 2, 2013.  He also serves on the Board of Advisors of Scorpion Capital.  Previously, Mr. Shaio served as President and CEO of Craftsmen Industries from January 1, 2011 through September 1, 2013.  Previously he held various posts with Farrel Corporation (Ansonia CT and Rochdale England) from 1986 until December 31, 2010, including the role of President and CEO since 2003.  Mr. Shaio was a Director of the HF Mixing Group (Germany) from 2002 until 2010.  From 1970 through 1986, Mr. Shaio was General Manager, Vice President or President of various companies such as Pavco, Filmtex (Colombia SA), and the Interamerican Investment Group.  He has served on the board of directors of New Energy Corporation, Farrel Corporation, Interactive Systems, Polifilm, Filmtex, PAVCO SA, and Harburg Freudenberg Maschinenbau GmbH (Germany).

Mr. Dupee became Interim Chief Accounting Officer on April 26, 2018 and Vice President in 2009.  He had been Controller since 2004, except when he served as Chief Financial Officer from 2013 to 2014 and Interim Chief Financial Officer from 2012 to 2013.  He has been with the Company since 1994 when he graduated from Bentley College with a B.S. in Accountancy.

Mr. Gomez became Chief Revenue Officer of the Company on October 13, 2014.  Previously, Mr. Gomez worked for xclr8 Media from 2011 to 2014, Van Wagner Sports and Entertainment from 2003 to 2011, One-On-One Sports Radio Network from 2000 to 2001, Foot Locker Worldwide from 1998 to 2000 and News Corporation’s Fox Sports and CBS/Fox Video from 1992 to 1998.

As of August 9, 2018, Jean-Marc Allain is no longer serving as the Company’s President, Chief Executive Officer and Chief Accounting Officer.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

99.1     Press release of Trans-Lux Corporation dated August 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2018	TRANS-LUX CORPORATION

	By:	/s/ Todd Dupee
		Name:	Todd Dupee
		Title:	Vice President and Chief Accounting Officer

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